Going Concern	12 Months Ended
Dec. 31, 2023
Going Concern [Abstract]
GOING CONCERN

3. GOING CONCERN

The Group has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern within one year after the date that the Consolidated Financial Statements were available to be issued.

The Group has incurred a net loss of RMB80,275,344 (US$11,334,004) for the year ended December 31, 2023 with negative operating flows of RMB15,231,895 and RMB44,222,478 (US$6,243,734)   for the year ended December 31, 2022 and 2023, respectively. As of December 31, 2023, there is net working capital deficit of RMB27,022,427 (US$3,815,273) and accumulated deficit of RMB77,454,208 (US$10,935,689). The Group has funded its operations and capital needs primarily through the net proceeds received from capital contributions, the issuance of related party loans and loans from third parties. As of the date of issuance of the consolidated financial statements, the Group has approximately $2.0 million of shareholder loan (see Note 19).

The Group intends to continue implementing various measures to boost revenue and control the cost and expenses within an acceptable level and other measures including: (1) further enhance the customers bases and credit management in both freight forwarding and supply chain management operations; (2) improve the profitability of the business through more restricted vendor controls; (3) strictly control and reduce general and administration expenses; (4) obtain financing from certain shareholders in forms of long term loans; (5) obtain equity financing by issuance of new shares at public market and (6) seek for certain credit facilities.

The Management plan cannot alleviate the substantial doubt of the Group’s ability to continue as a going concern. There can be no assurance that the Group will be successful in achieving its strategic plans, that the Group’s future capital raises will be sufficient to support its ongoing operations, or that any additional financing will be available in a timely manner or with acceptable terms, if at all. If the Group is unable to raise sufficient financing or events or circumstances occur such that the Group does not meet its strategic plans, the Group will be required to reduce certain discretionary spending, alter or scale development programs, or be unable to fund capital expenditures, which would have a material adverse effect on the Group’s financial position, results of operations, cash flows, and ability to achieve its intended business objectives.

The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the consolidated financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.